                                                            EXHIBIT 10.11

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                        ENACT HEALTH MANAGEMENT SYSTEMS

                                    WARRANT


     1.   Number of Shares Subject to Warrant.  FOR VALUE RECEIVED, on and after
          ------------------------------------
the date of this Warrant, and subject to the terms and conditions herein set forth, ALZA Corporation, a Delaware corporation, is entitled to purchase from ENACT HEALTH MANAGEMENT SYSTEMS, a California Corporation (the "Company"), at any time before 5:00 p.m. California time on December 31, 2003 ("Termination Date"), at a price per share equal to the Warrant Price (as defined below), the Warrant Stock (as defined below and subject to adjustments as described below) upon exercise of this Warrant pursuant to Section 7 hereof.

     2.   Definitions.  As used in this Warrant, the following terms shall have
          ------------
the definitions ascribed to them below:

          (a)  "Holder" shall mean ALZA Corporation or its assigns.

          (b) "Note" shall mean the note issued to ALZA Corporation on September 28, 1995 in connection with the Loan Agreement (as defined below).

          (c) "Loan Agreement" shall mean that certain Loan Agreement by and between Enact Health Management Systems and ALZA Corporation dated August 29, 1995 and amended November 15, 1995 and August 30, 1996 entered into in connection with the issuance of the Note and this Warrant.

          (d) "Securities" shall mean the shares of Series C Preferred Stock of the Company purchasable upon exercise of this Warrant.

          (e) "Warrant Price" shall be $ 6.913 for each share of Warrant Stock, subject to adjustment as described in Section 3 below.

          (f) "Warrant Stock" shall mean shares of the Securities purchasable upon exercise of this Warrant or issuable upon conversion of this Warrant. The total number of shares to be issued initially shall be 36,164.

     3.   Adjustments and Notices.  The Warrant Price and the number of shares
          -----------------------
of Warrant Stock shall be subject to adjustment from time to time in accordance with the following provisions:

          (a) Subdivision, Stock Dividends or Combinations.  In case the
              --------------------------------------------
Company shall at any time subdivide the outstanding shares of the Securities or shall issue a stock dividend with respect to the Securities, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Securities, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

          (b) Issuance or Sale of Additional Shares.  In case the Company shall
              -------------------------------------
at any time issue or sell any Equity Securities (as defined in the Company's Amended and Restated Articles of Incorporation) at a consideration per share less than the Conversion Price (as defined in the Company's Amended and Restated Articles of Incorporation) for any series of the Company's Preferred Stock in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale, the Warrant Price shall be adjusted to a price (calculated to the nearest cent) equal to 133% of the Conversion Price for the Securities in effect immediately after the time of such issue or sale.

          (c) Number of Shares.  Upon each adjustment pursuant to subdivision
              ----------------
(a) of this Section 3, the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the adjusted Warrant Price, the number of shares of the Securities, calculated to the nearest full share, obtained by multiplying the number of shares of the Securities purchasable hereunder immediately prior to such adjustment by the Warrant Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Price.

          (d) Reorganization, Merger etc.  Upon the closing of any (i) merger
              --------------------------
or consolidation of the Company into or with another corporation in which the shareholders of the Company shall own less than 50% of the voting securities of the surviving corporation, (ii) sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Company, or (iii) sale by the Company's shareholders of 50% or more of the Company's outstanding securities in one or more related transactions, this Warrant shall terminate. In the event of any other merger, reorganization or consolidation or any reclassification, change or conversion of the class or series of securities issuable upon exercise of this Warrant, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing such merger, reorganization or consolidation or reclassification, change or conversion duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of the Securities theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such merger, reorganization or consolidation or reclassification, change or conversion by the Holder of the number of shares of Securities then purchasable under this Warrant. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (d) shall similarly apply to successive mergers, reorganizations or consolidations or reclassifications, changes or conversions.

          (e) Notice.  Upon any adjustment of the Warrant Price and any increase
              ------
or decrease in the number of shares of the Securities purchasable upon the exercise or conversion of this Warrant, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Holder of this Warrant at the address of such Holder as shown on the books of the Company which notice shall state the Warrant Price as adjusted and the increased or decreased number of shares purchasable upon the exercise or conversion of this Warrant, setting forth in reasonable detail the method of calculation of each. The Company further agrees to notify the Holder of this Warrant in writing of a reorganization, merger or sale in accordance with
Section 3(d) hereof at least twenty (20) days prior to the effective date thereof.

     4.   No Shareholder Rights.  This Warrant, by itself, as distinguished from
          ----------------------
any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

     5.   Reservation of Stock.  On and after the date of this Warrant, the
          --------------------
Company will reserve from its authorized and unissued Securities a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant and shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the conversion of the Warrant Stock. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.


     6.   Conversion.  In lieu of exercising this Warrant or any portion hereof,
          ----------
the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Stock. The number of shares of Warrant Stock to be issued to Holder upon such conversion shall be computed using the following formula:

                               X = (P)(Y)(A-B)/A

     where     X =  the number of shares of Securities to be issued to the
                    Holder for the portion of the Warrant being converted.

               P = the portion of the Warrant being converted expressed as a decimal fraction.

               Y = the total number of shares of Securities issuable upon exercise of the Warrant in full.

               A = the fair market value of one share of Warrant Stock which shall mean (i) the fair market value of the Company's stock issuable upon conversion of such share as of the last business day immediately prior to the date the notice of conversion is received by the Company, as determined in good faith by the Company's Board of Directors, or (ii) if this Warrant is being converted in conjunction with a public offering of stock the price to the public per share pursuant to the offering.

               B =  the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled.

     7.   Exercise or Conversion of Warrant; Automatic Conversion.  This Warrant
          -------------------------------------------------------
may be exercised or converted in whole or part by the Holder, at any time after the date hereof prior to the termination of this Warrant, by the surrender of this

Warrant, together with the Notice of Exercise or Notice of Conversion (as the case may be) and Investment Representation Statement in the forms attached hereto as Attachments 1, 2 and 3, respectively, duly completed and executed at
          ----------------------
the principal office of the Company, specifying the portion of the Warrant to be exercised or converted and, in the case of exercise, accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised or converted immediately prior to the close of business on the date of its surrender for exercise or conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise or conversion shall be treated for all purposes as Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise or conversion. If the Warrant shall be exercised or a conversion is effected for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of the Warrant upon such exercise or conversion, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

     In the event of any transaction which would cause the termination of this Warrant under Section 3(d) hereof, and if (i) the Holder has not exercised or converted this Warrant in full prior to such transaction and (ii) the fair market value of the shares of unexercised and unconverted Warrant Stock exceeds the total of (x) the number of shares of unexercised and unconverted Warrant Stock multiplied by (y) the Warrant Price, then this Warrant shall be deemed to have been converted in full immediately prior to the closing of such transaction merger, acquisition and the Company shall take all actions necessary to cause such conversion to occur and to be issued to Holder the kind and amount of consideration that would have been received upon an election to convert under
Section 6 and Section 7 of this Warrant.

     8.   Transfer of Warrant.
          -------------------

          (a) This Warrant may be transferred or assigned by the Holder hereof in whole or in part, provided that (i) the transferor provides, at the Company's request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Act and the securities law applicable with respect to any other applicable jurisdiction, and (ii) the Company, in its sole discretion, consents to such assignment or transfer; provided, however, that the Company's consent is not required in the event of a transfer of this Warrant to an entity which controls, is controlled by or is under common control with ALZA Corporation.

          (b) Subject to the foregoing subparagraph (a), if this Warrant is transferred in part as a result of a transfer of all or part of the Holder's rights and obligations under the Loan Agreement and the Note, then, at the Holder's discretion, this Warrant shall also be assigned and transferred to the extent such that the transferee of the Note receives such portion of this Warrant as is equal to proportional amount of the maximum loan obligation transferred by such Holder to the transferee.

     9.   Registration Rights.  The Holder shall have registration rights as set
          -------------------
forth in the Amended and Restated Rights Agreement by and among the Company, ALZA Corporation and others dated August 29, 1995 as amended July 17, 1996.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     10.  Termination.  This Warrant shall terminate on the first to occur of
          -----------
(a) 5:00 p.m. California time on the Termination Date, (b) any of the events described in clauses (i), (ii) or (iii) of Section 3(d), and (c) the consummation of an underwritten public offering of the common stock of the Company on the terms set forth in Article III, Section 4(b)(iii) of the Company's Amended and Restated Articles of Incorporation.

     11.  Miscellaneous.  This Warrant shall be governed by the laws of the
          -------------
State of California, as such laws are applied to contracts to be entered into and performed entirely in California by California residents. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

     ISSUED:  August 30, 1996


                                    ENACT HEALTH MANAGEMENT SYSTEMS



                                    By: /s/ Matthew Sanders
                                        ----------------------------------------
                                        Matthew Sanders, President

                                 Attachment 1

NOTICE OF EXERCISE

TO:  ENACT HEALTH MANAGEMENT SYSTEMS

     1. The undersigned hereby elects to purchase ____________________________ shares of the Warrant Stock of ENACT Health Management Systems pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

     2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

                             ____________________
                                    (Name)

                             ____________________
                                   (Address)



______________________________      ____________________________________________
(Date)                              (Name of Warrant Holder)

                                 Attachment 2

NOTICE OF CONVERSION

TO:  ENACT HEALTH MANAGEMENT SYSTEMS

     1. The undersigned hereby elects to convert the right to acquire ____________________________ shares of the Warrant Stock of ENACT Health Management Systems pursuant to the terms of the attached Warrant, into the right to receive _______________ shares of ENACT Common Stock without further payment. The fair market value used for purposes of this calculation was__________which amount includes applicable transfer taxes, if any.

     2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

                             ____________________
                                    (Name)

                             ____________________
                                   (Address)



____________________________        ____________________________________________
(Date)                              (Name of Warrant Holder)



                                    By:_________________________________________


                                    Title:______________________________________

                                  Attachment 3

                      INVESTMENT REPRESENTATION STATEMENT

                           Shares of the Securities
                    (as defined in the attached Warrant) of
                        ENACT HEALTH MANAGEMENT SYSTEMS

     In connection with the purchase of the above-listed securities, the undersigned hereby represents to ENACT Health Management Systems (the "Company") as follows:

     (a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

     (b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to
Section 4 (2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

     (c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

     (d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

     (e) The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market makers" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

     Dated:  August 30, 1996


                                    ____________________________________________
                                    (Typed or Printed Name)


                                    By:_________________________________________
                                        (Signature)

                                    ____________________________________________
                                    (Title)